EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Connie S. Farris, Chief Executive Officer of Global Express Capital Real Estate Investment Fund I, LLC, certify, pursuant to 18 U.S.C. S.1350, as adopted pursuant to S.906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002 (the "Periodic Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Global Express Capital Real Estate Investment Fund I, LLC.

Dated: August 19, 2002


                                        /s/ Connie S. Farris
                                        ----------------------------------------
                                        Connie S. Farris
                                        Chief Executive Officer